Exhibit 99.1

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction and Basis of Presentation
As previously disclosed, a wholly owned subsidiary of the Company (“Autumn Breeze Sublessor”) entered into a sublease agreement on October 1, 2015, pursuant to which the Autumn Breeze Sublessor will lease one skilled nursing facility located in Georgia, to affiliates of C.R. of Autumn Breeze, LLC (the "Autumn Breeze Sublessee"). The sublease agreement became effective on September 30, 2015 and the operations of the facility were transferred to the Autumn Breeze Sublessee.

The facility for which the sublease agreement became effective on September 30, 2015 is as follows:

•	Autumn Breeze Healthcare Center, a 108-bed skilled nursing facility located in Marietta, Georgia.

The Autumn Breeze Sublessee is part of an affiliated group of six additional entities for which the Company has entered into separate sublease agreements as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015.

The sublease agreements pertaining to the Autumn Breeze Healthcare Center is in addition to several other sublease agreements which became effective on April 1, 2015, May 1, 2015, June 1, 2015, July 1, 2015, and August 1, 2015. See the Company’s Current Reports on Form 8-K filed on April 7, 2015, May 6, 2015, June 5, 2015, July 7, 2015, and August 5, 2015, respectively, for a description of these other sublease agreements. On a cumulative basis, the Company has entered into 22 sublease agreements (the "Cumulative Subleases") which are currently effective and under which operations of the applicable facilities have been transferred to third-party operators.

Autumn Breeze Sublease Agreement
The sublease agreement is structured as triple net lease wherein the Autumn Breeze Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of the sublease agreement will expire on September 30, 2025. The annual rent under the sublease agreement in the first year will approximate $0.8 million annually. The annual rent will escalate at $12,000 annually for years two through five of the lease term, and will escalate at 2.5% above the immediately preceding lease year's annual rent for each remaining year of the lease term. In connection with the sublease agreements, the current licensed operator (wholly-owned subsidiary of Autumn Breeze Sublessor) and the Autumn Breeze Sublessee also entered into an operations transfer agreement with respect to the applicable facility, containing customary terms and conditions relating to the transfer of operations of skilled nursing facilities.

Pro Forma Financials

The unaudited pro forma balance sheet as of June 30, 2015 is based on the historical balance sheet of the Company as of June 30, 2015 after giving effect to the commencement of the Cumulative Subleases as of such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 are based on the historical statement of operations of the Company for the six months ending June 30, 2015 and for the year ending December 31, 2014, respectively, giving effect to the commencement of the Cumulative Subleases as of January 1, 2014.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the commencement of the Cumulative Subleases, based upon available information and assumptions, which we consider to be reasonable, and made solely for purposes of developing such unaudited pro forma financial information in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Cumulative Subleases commenced on the dates indicated.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company's 2014 Annual Report on Form 10-K, filed on March 31, 2015, the Company's Current Report on Form 8-K, filed on April 7, 2015, the Company's Current Report on Form 8-K, filed on May 6, 2015, the Company's Current Report on Form 8-K, filed on June 5, 2015, the Company's Current Report on Form 8-K, filed on July 7, 2015, the Company's Current Report on Form 8-K, filed on August 5, 2015, and the Company's 2nd Quarter 2015 Periodic Report on Form 10-Q, filed on August 13, 2015.

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2015
(Amounts in thousands)

	Unaudited			Pro Forma
	June 30, 2015	Adjustments		June 30, 2015
ASSETS
Current Assets:
Cash and cash equivalents	$15,340	$104	(1) (2) (3) (4)	$15,444
Restricted cash and investments	8,354	—		8,354
Accounts receivable, net	16,654	—		16,654
Prepaid expenses and other	3,327	56	(2)	3,383
Deferred tax asset	569	—		569
Assets of disposal group held for sale	10,242	—		10,242
Assets of variable interest entity held for sale	5,894	—		5,894
Total current assets	60,380	160		60,540

Restricted cash and investments	6,009	—		6,009
Property and equipment, net	128,693	—		128,693
Intangible assets, net	6,225	—		6,225
Goodwill	4,224	—		4,224
Lease Deposits	1,816	—		1,816
Deferred loan costs, net	3,491	—		3,491
Other assets	2,286	347	(2)	2,633
Total assets	$213,124	$507		$213,631

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$12,283	$—		$12,283
Accounts payable and accrued expenses	24,498	(347)	(3)	24,151
Liabilities of disposal group held for sale	9,398	—		9,398
Liabilities of variable interest entity held for sale	5,870	—		5,870
Total current liabilities	52,049	(347)		51,702

Notes payable and other debt	118,739	—		118,739
Other liabilities and security deposits	2,947	415	(4)	3,362
Deferred tax liability	605	—		605
Total liabilities	174,340	68		174,408

Preferred stock	47,950	—		47,950
Stockholders' equity:
Common stock and additional paid-in-capital	62,036	—		62,036
Accumulated deficit	(68,262)	439	(5)	(67,823)
Total stockholders' equity	(6,226)	439		(5,787)
Noncontrolling interest in subsidiary	(2,940)	—		(2,940)
Total equity	(9,166)	439		(8,727)
Total liabilities and equity	$213,124	$507		$213,631
Notes:
(1)     Lease inducement cash disbursements made to lessees
(2)    Principal on lease inducements
(3)    Cash paid for vacation accrual reduction due to transfer of employees to lessees
(4)    Security deposits from tenants
(5)    Interest on lease inducements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015
(Amounts in thousands, except per share data)

	Unaudited			Pro Forma
	Six Months Ended			Six Months Ended
	June 30, 2015	Adjustments		June 30, 2015

Revenues:
Patient care revenues	$38,088	$(19,436)	(1)	$18,652
Management revenues	474	—		474
Rental revenues	5,545	6,685	(2)	12,230
Total revenues	44,107	(12,751)		31,356

Expenses:
Cost of services	33,822	(16,077)	(1)	17,745
General and administrative expenses	5,683	(1,751)	(3)	3,932
Facility rent expense	3,021	—		3,021
Depreciation and amortization	3,473	—		3,473
Salary retirement and continuation costs	(47)	—		(47)
Total expenses	45,952	(17,828)		28,124
Income (Loss) from Operations	(1,845)	5,077		3,232

Other Income (Expense):
Interest expense, net	(4,769)	137	(4) (5)	(4,632)
Loss on extinguishment of debt	(680)	—		(680)
Other expense	(480)	—		(480)
Total other expense, net	(5,929)	137		(5,792)

Loss from Continuing Operations Before Income Taxes	(7,774)	5,214		(2,560)
Income tax expense	(20)	—		(20)
Loss from Continuing Operations	$(7,794)	$5,214		$(2,580)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Basic:
Continuing Operations	$(0.40)			$(0.13)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Diluted:
Continuing Operations	$(0.40)			$(0.13)

Weighted Average Shares Outstanding:
Basic	19,499			19,499
Diluted	19,499			19,499
Notes:
(1)     Eliminate results of operations for the Cumulative Subleases
(2)    Straight line rental revenue resulting from the Cumulative Subleases

(3)	Eliminate management's estimated general and administrative expense related to the Cumulative Subleases
(4)     Imputed interest payments on special rent
(5)    Eliminate interest expense on line of credit

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(Amounts in thousands, except per share data)

	Audited			Pro Forma
	For the Year Ended			For the Year Ended
	December 31, 2014	Adjustments		December 31, 2014

Revenues:
Patient care revenues	$189,989	$(147,567)	(1)	$42,422
Management revenues	1,493	—		1,493
Rental revenues	1,832	18,895	(2)	20,727
Total revenues	193,314	(128,672)		64,642

Expenses:
Cost of services	159,434	(122,857)	(1)	36,577
General and administrative expenses	15,541	(4,921)	(3)	10,620
Facility rent expense	7,080	—		7,080
Depreciation and amortization	7,300	—		7,300
Salary retirement and continuation costs	2,636	—		2,636
Total expenses	191,991	(127,778)		64,213
Income (Loss) from Operations	1,323	(894)		429

Other Income (Expense):
Interest expense, net	(10,780)	428	(4) (5)	(10,352)
Acquisition costs, net of gains	(8)	—		(8)
Loss on extinguishment of debt	(1,803)	—		(1,803)
Loss on legal settlement	(600)	—		(600)
Loss on disposal of assets	(7)	—		(7)
Other expense	(888)	—		(888)
Total other expense, net	(14,086)	428		(13,658)

Loss from Continuing Operations Before Income Taxes	(12,763)	(466)		(13,229)
Income tax expense	(132)	—		(132)
Loss from Continuing Operations	$(12,895)	$(466)		$(13,361)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Basic:
Continuing Operations	$(0.72)			$(0.75)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Diluted:
Continuing Operations	$(0.72)			$(0.75)

Weighted Average Shares Outstanding:
Basic	17,930			17,930
Diluted	17,930			17,930
Notes:
(1)     Eliminate results of operations for the Cumulative Subleases
(2)    Straight line rental revenue resulting from the Cumulative Subleases

(3)	Eliminate management's estimated general and administrative expense related to the Cumulative Subleases
(4)     Imputed interest payments on special rent
(5)    Eliminate interest expense on line of credit